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
                                                                                                     EXHIBIT 99


                                                  SOUTHWEST GAS CORPORATION
                                                 SUMMARY STATEMENTS OF INCOME
                                           (In thousands, except per share amounts)
                                                          (Unaudited)

                                                                    THREE MONTHS ENDED                      YEAR ENDED
                                                                       DECEMBER 31,                        DECEMBER 31,
                                                               ----------------------------        ----------------------------
                                                                  1998              1997              1998              1997
                                                               ----------        ----------        ----------        ----------
Gas operating revenues                                         $  231,988        $  200,352        $  799,597        $  614,665
Net cost of gas sold                                               83,595            59,508           329,849           209,338
                                                               ----------        ----------        ----------        ----------
Operating margin                                                  148,393           140,844           469,748           405,327
Operations and maintenance expenses                                55,376            52,994           209,172           201,159
Depreciation, amortization, and general taxes                      28,822            26,251           111,877           103,921
                                                               ----------        ----------        ----------        ----------
Operating income                                                   64,195            61,599           148,699           100,247
Net interest deductions                                            15,478            16,559            62,284            61,751
Preferred securities distribution                                   1,369             1,369             5,475             5,475
                                                               ----------        ----------        ----------        ----------
Pretax utility income                                              47,348            43,671            80,940            33,021
Utility income tax expense                                         20,722            13,015            33,464             8,922
                                                               ----------        ----------        ----------        ----------
Net utility income                                                 26,626            30,656            47,476            24,099
Other income (expense), net                                        (2,433)           (7,849)           (2,646)           (8,274)
                                                               ----------        ----------        ----------        ----------
Contribution to net income - gas operations                        24,193            22,807            44,830            15,825
Contribution to net income - construction services                    850               528             2,707               644
                                                               ----------        ----------        ----------        ----------
Net income                                                     $   25,043        $   23,335        $   47,537        $   16,469
                                                               ==========        ==========        ==========        ==========

Earnings per share - gas operations                            $     0.80        $     0.83        $     1.57        $     0.59
Earnings per share - construction services                           0.03              0.02              0.09              0.02
                                                               ----------        ----------        ----------        ----------
Basic earnings per share                                       $     0.83        $     0.85        $     1.66        $     0.61
                                                               ==========        ==========        ==========        ==========
Diluted earnings per share                                     $     0.82        $     0.85        $     1.65        $     0.61
                                                               ==========        ==========        ==========        ==========
Average outstanding common shares                                  30,339            27,303            28,611            27,069
Average shares outstanding (assuming dilution)                     30,591            27,442            28,815            27,193


  The summary statements of income have been prepared by Southwest Gas Corporation (the Company) using the equity method of accounting for its construction services subsidiary.  This presentation is not in accordance with generally accepted accounting principals (GAAP).  However, it produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.


/TABLE
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

                                   SOUTHWEST GAS CORPORATION
                                  SUMMARY STATEMENTS OF INCOME
                            (In thousands, except per share amounts)
                                          (Unaudited)


                                                                YEAR ENDED DECEMBER 31,
                                                       ------------------------------------------
                                                          1998            1997            1996
-------------------------------------------------------------------------------------------------
Gas operating revenues                                 $  799,597      $  614,665      $  546,361
Net cost of gas sold                                      329,849         209,338         187,580
-------------------------------------------------------------------------------------------------
Operating margin                                          469,748         405,327         358,781
Operations and maintenance expenses                       209,172         201,159         198,364
Depreciation, amortization, and general taxes             111,877         103,921          95,599
-------------------------------------------------------------------------------------------------
Operating income                                          148,699         100,247          64,818
Net interest deductions                                    62,284          61,751          53,003
Preferred securities distribution                           5,475           5,475           5,475
-------------------------------------------------------------------------------------------------
Pretax utility income                                      80,940          33,021           6,340
Utility income tax expense                                 33,464           8,922           1,997
-------------------------------------------------------------------------------------------------
Net utility income                                         47,476          24,099           4,343
Other income (expense), net                                (2,646)         (8,274)           (424)
-------------------------------------------------------------------------------------------------
Contribution to net income - gas operations                44,830          15,825           3,919
Contribution to net income - construction services          2,707             644           2,655
-------------------------------------------------------------------------------------------------
Net income                                             $   47,537      $   16,469      $    6,574
=================================================================================================
Earnings per share - gas operations                    $     1.57      $     0.59      $     0.15
Earnings per share - construction services                   0.09            0.02            0.10
-------------------------------------------------------------------------------------------------
Basic earnings per share                               $     1.66      $     0.61      $     0.25
=================================================================================================
Diluted earnings per share                             $     1.65      $     0.61      $     0.25
=================================================================================================

Average outstanding common shares                          28,611          27,069          25,888
Average shares outstanding (assuming dilution)             28,815          27,193          25,955


                           See Notes to Summary Financial Statements.

/TABLE
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
                                     SOUTHWEST GAS CORPORATION
                                       SUMMARY BALANCE SHEET
                                       AT DECEMBER 31, 1998
                                          (In thousands)
                                            (Unaudited)
ASSETS
UTILITY PLANT
  Gas plant, net of accumulated depreciation                             $  1,411,882
  Construction work in progress                                                47,480
                                                                         ------------
    Net utility plant                                                       1,459,362
                                                                         ------------
OTHER PROPERTY AND INVESTMENTS
  Investment in construction services subsidiary                               27,746
  Other                                                                        45,199
                                                                         ------------
    Total other property and investments                                       72,945
                                                                         ------------
CURRENT AND ACCRUED ASSETS
  Cash, working funds and temporary cash investments                           13,352
  Receivables - less reserve of $1,345 for uncollectibles                      68,061
  Accrued utility revenue                                                      56,873
  Deferred purchased gas costs                                                 57,595
  Other                                                                        25,800
                                                                         ------------
    Total current and accrued assets                                          221,681
                                                                         ------------
DEFERRED DEBITS
  Unamortized debt expense                                                     18,355
  Other deferred debits                                                        27,059
                                                                         ------------
    Total deferred debits                                                      45,414
                                                                         ------------
    TOTAL ASSETS                                                         $  1,799,402
                                                                         ============

CAPITALIZATION AND LIABILITIES
CAPITALIZATION
  Common stockholders' equity
    Common stock equity, $1 par, 30,410 shares outstanding               $    456,880
    Retained earnings                                                          19,520
                                                                         ------------
      Total common stockholders' equity                                       476,400          35.6%
  Preferred securities of Southwest Gas Capital I, 9.125%                      60,000           4.5
  Long-term debt - NOTE 2                                                     803,416          59.9
                                                                         ------------         -----
      Total capitalization                                                  1,339,816         100.0%
                                                                         ------------         =====
CURRENT AND ACCRUED LIABILITIES
  Notes payable                                                                52,000
  Accounts payable                                                             58,755
  Customer deposits                                                            24,333
  Taxes accrued (including income taxes)                                       33,701
  Other                                                                        63,277
                                                                         ------------
      Total current and accrued liabilities                                   232,066
                                                                         ------------
DEFERRED CREDITS
  Deferred investment tax credits                                              17,271
  Deferred income taxes                                                       160,844
  Other                                                                        49,405
                                                                         ------------
      Total deferred credits                                                  227,520
                                                                         ------------
      TOTAL CAPITALIZATION AND LIABILITIES                               $  1,799,402
                                                                         ============


                             See Notes to Summary Financial Statements.
/TABLE
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

                    SOUTHWEST GAS CORPORATION
                 SUMMARY STATEMENT OF CASH FLOWS
                  YEAR ENDED DECEMBER 31, 1998
                         (In thousands)
                          (Unaudited)

CASH FLOWS FROM OPERATIONS:
  Net income                                              $  47,537
  Adjustments to reconcile net income to net
    cash provided by operating activities:
      Depreciation and amortization                          80,231
      Change in receivables and payables                     (7,656)
      Change in gas cost related balancing items             31,146
      Change in accrued taxes                                31,809
      Change in deferred taxes                                  688
      Allowance for funds used during construction           (2,362)
      Other                                                  13,329
                                                          ---------

       Net cash provided by operating activities            194,722
                                                          ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Construction expenditures                                (179,313)
  Other                                                        (768)
                                                          ---------
       Net cash used in investing activities               (180,081)
                                                          ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from stock issuances                          67,180
  Dividends paid                                            (23,676)
  Change in notes payable                                   (90,000)
  Long-term debt issuances, net                              31,864
                                                          ---------

       Net cash used in financing activities                (14,632)
                                                          ---------

Change in cash and temporary cash investments                     9
Cash at beginning of period                                  13,343
                                                          ---------

Cash at end of period                                     $  13,352
                                                          =========
SUPPLEMENTAL INFORMATION:
Interest paid, net of amounts capitalized                 $  60,175
Income taxes, net of refunds                              $   4,490


            See Notes to Summary Financial Statements.
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
                             SOUTHWEST GAS CORPORATION
                        NOTES TO SUMMARY FINANCIAL STATEMENTS
                                    (In thousands)
                                      (Unaudited)



NOTE 1 - BASIS OF PRESENTATION:

  The summary financial statements have been prepared by Southwest Gas
  Corporation (the Company) using the equity method of accounting for its construction services subsidiary. This presentation is not in accordance with generally accepted accounting principles (GAAP), and certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted. The summary financial statement presentation in this report produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.

NOTE 2 - LONG-TERM DEBT:

  Term loan facility                                                         $ 200,000
  Debentures and notes:
    Debentures, 9.75% series F, due 2002                                       100,000
    Debentures, 7.50% series, due 2006                                          75,000
    Debentures, 8% series, due 2026                                             75,000
    Medium-term notes, 7.59% series, due 2017                                   25,000
    Medium-term notes, 7.78% series, due 2022                                   25,000
    Medium-term notes, 7.92% series, due 2027                                   25,000
    Medium-term notes, 6.89% series, due 2007                                   17,500
    Medium-term notes, 6.76% series, due 2027                                    7,500
    Medium-term notes, 6.27% series, due 2008                                   25,000
  Industrial development revenue bonds:
    Variable-rate bonds, Series A, due 2028 - net of funds held in trust        30,316
    7.30% 1992 Series A, due 2027                                               30,000
    7.50% 1992 Series B, due 2032                                              100,000
    6.50% 1993 Series A, due 2033                                               75,000
  Unamortized discount on long-term debt                                        (6,900)
                                                                             ---------
  TOTAL LONG-TERM DEBT                                                       $ 803,416
                                                                             =========
  ESTIMATED CURRENT MATURITIES                                               $      --
                                                                             =========

/TABLE
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

                               SOUTHWEST GAS CORPORATION
                               SELECTED STATISTICAL DATA
                                   DECEMBER 31, 1998


FINANCIAL STATISTICS
Market value to book value per share at year end         170%
Twelve months to date return on equity -- total company  11.0%
                                       -- gas segment    10.8%
Common stock dividend yield at year end                   3.1%

GAS OPERATIONS SEGMENT
                                                                             Authorized
                                     Authorized         Authorized           Return on
                                      Rate Base           Rate of              Common
Rate Jurisdiction                   (In thousands)        Return               Equity
-----------------                   -------------       ----------           ----------

Arizona (1)                         $   541,104            9.38%               11.25%
Southern Nevada (1)                     237,165            9.50                11.55
Northern Nevada (1)                      63,986            9.67                11.55
Southern California                      69,486            9.94                11.35
Northern California                      21,825           10.02                11.35
Paiute Pipeline Company (1)              61,602            9.69                11.60

  (1)  Estimated amounts based on rate case settlements.


SYSTEM THROUGHPUT BY CUSTOMER CLASS
                                                       YEAR ENDED DECEMBER 31,
                                    ---------------------------------------------------
                  (In dekatherms)        1998               1997                 1996
---------------------------------------------------------------------------------------
Residential                           58,694,167         50,554,880          45,050,591
Small commercial                      26,993,684         24,660,541          23,834,362
Large commercial                       7,932,567          7,654,182           7,502,980
Industrial / Other                    16,705,989          8,603,601           5,444,985
Transportation                       100,137,195        103,085,729          96,820,733
---------------------------------------------------------------------------------------
Total system throughput              210,463,602        194,558,933         178,653,651
=======================================================================================

                                                       YEAR ENDED DECEMBER 31,
                                    ---------------------------------------------------
HEATING DEGREE DAY COMPARISON              1998               1997                1996
---------------------------------------------------------------------------------------
Actual                                     2,321              1,971               1,900
Ten-year average                           2,043              2,018               2,036
=======================================================================================
